Exhibit 10.1.2

                                FIRST AMENDMENT
                          Dated as of August 24, 1998

     This FIRST AMENDMENT (this "Amendment") is among FOODMAKER, INC., a Delaware corporation (the "Borrower"), the financial institutions and other entities party to the Credit Agreement referred to below (the "Lenders"), and NATIONSBANK, N.A. (successor to NationsBank of Texas, N.A.), as L/C Bank (as defined in the Credit Agreement) and as agent (the "Agent") for the Lenders and the Issuing Banks thereunder.

                             PRELIMINARY STATEMENTS:

     1. The Borrower, the Lenders, the Arranger, the Documentation Agent and the Agent have entered into a Credit Agreement dated as of April 1, 1998 (the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

     2. The Borrower has requested that the Lenders amend the Credit Agreement (i) to permit the repurchase by the Borrower of capital stock of the Borrower in advance of the time such repurchase would otherwise be permitted under the terms of the Credit Agreement, and (ii) to delete the requirement that Debt in respect of Hedge Agreements be subordinated to the rights of the Lender Parties.

     3. The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendments to Credit Agreement. Effective as of the date hereof and subject to satisfaction of the conditions precedent set forth in
Section 2 hereof, the Credit Agreement is hereby amended as follows:

     (a) Section 6.02(b)(i)(C) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "(C) Debt in respect of Hedge Agreements entered into in order to manage existing or anticipated interest rate or exchange rate risks and not for speculative purposes in an aggregate notional amount not to exceed $50,000,000 at any time outstanding;"

     (b) Section 6.02(g)(v) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "(v) the Borrower may acquire capital stock of the Borrower, provided that the aggregate purchase price for any such capital stock shall not exceed (1) $20,000,000 in the aggregate from the Closing Date through October 3, 1999 and
(2) $10,000,000 in any fiscal year of the Borrower thereafter, and that, in any such case, at the time of and immediately after any such acquisition, the Borrower would not be in default hereunder."

     SECTION 2. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

     (a) the Agent shall have executed this Amendment and shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders and counterparts of the Consent appended hereto (the "Consent") executed by each of the Guarantors and Grantors (as defined in the Security Agreement) listed therein (such Guarantors and Grantors, together with the Borrower, each a "Loan Party" and, collectively, the "Loan Parties"); and

     (b) each of the representations and warranties in Section 3 below shall be true and correct.

     SECTION 3. Representations and Warranties. The Borrower represents and warrants as follows:

     (a) Authority. The Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and by each other Loan Party of the Consent, and the performance by each Loan Party of each Loan Document (as modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

     (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each Guarantor and each Grantor. This Amendment and each Loan Document (as modified hereby) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

     (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

     (d) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

     SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

     (b) Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations under and as defined therein, in each case as amended hereby.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank, the Arranger, the Documentation Agent or the Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents.

     SECTION 5. Reference to and Effect on the Loan Documents. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

     SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

FOODMAKER, INC.,
  a Delaware corporation


By:   HAROLD L. SACHS
      ---------------
      Name:  Harold L. Sachs
      Title: Treasurer


NATIONSBANK, N.A. (successor to NationsBank of Texas, N.A.), as Agent


By:   GEORGE V. HAUSLER
      -----------------
      Name:  George V. Hausler
      Title: Vice President

Lenders
-------

NATIONSBANK, N.A. (successor to NationsBank of Texas, N.A.)


By:   GEORGE V. HAUSLER
      -----------------
      Name:  George V. Hausler
      Title: Vice President


CREDIT LYONNAIS LOS ANGELES BRANCH


By:   DIANNE M. SCOTT
      ---------------
      Name:  Dianne M. Scott
      Title: First Vice President and Manager



ROYAL BANK OF CANADA


By:   JULIE BOTHAMLEY
      ---------------
      Name:  Julie Bothamley
      Title: Senior Manager


UNION BANK OF CALIFORNIA, N.A.


By:   ANN M. YASUDA

      -------------
      Name:  Ann M. Yasuda
      Title: Vice President


U.S. BANK NATIONAL ASSOCIATION


By:   GAYLE BURGESS
      -------------
      Name:  Gayle Burgess
      Title: Assistant Relationship Manager

BANK ONE, TEXAS, N.A.


By:
      Name:
      Title:


CIBC INC.


By:   GERALD GIRARDI
      --------------
      Name:  Gerald Girardi
      Title: Executive Director
             CIBC Oppenheimer Corp., AS AGENT


THE FUJI BANK, LTD.,
LOS ANGELES AGENCY


By:   MASAHITO FUKUDA
      ---------------
      Name:  Masahito Fukuda
      Title: Joint General Manager


SANWA BANK CALIFORNIA


By:   L.D. HART
      ---------
      Name:  L.D. Hart
      Title: Vice President


NATEXIS BANQUE - BFCE


By:   PEYMAN PARHAMI
      --------------
      Name:  Peyman Parhami
      Title: Assistant Treasurer

By:   DANIEL TOUFFU
      -------------
      Name:  Daniel Touffu
      Title: First VP and Regional Manager

                                  CONSENT
                        Dated as of August 24, 1998


     The undersigned, as Guarantors under the "Guaranty" and as Grantors under the "Security Agreement" (as such terms are defined in and under the Credit Agreement referred to in the foregoing First Amendment), each hereby consents and agrees to the foregoing First Amendment and hereby confirms and agrees that
(i) the Guaranty and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said First Amendment, each reference in the Guaranty and the Security Agreement to the "Credit Agreement", "thereunder", "thereof" and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said First Amendment, and (ii) the Security Agreement and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations as defined in the Security Agreement.


CP DISTRIBUTION CO., a Delaware corporation,
CP WHOLESALE CO., a Delaware corporation, and
JACK IN THE BOX, INC., a New Jersey corporation


By:   LAWRENCE E. SCHAUF
      ------------------
      Name:  Lawrence E. Schauf
      Title: Executive Vice President and Secretary


FOODMAKER INTERNATIONAL
FRANCHISING, INC.,
   a Delaware corporation


By:   HAROLD L. SACHS
      ---------------
      Harold L. Sachs
      Treasurer